                                 EXHIBIT 99.1
                                 ------------

              Computational Materials filed on September 8, 2005.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------



[Logo        $2,351,999,000 (approximate) of Offered Certificates
Omitted              IndyMac Mortgage Loan Trust 2005-AR18
Goldman                   IndyMac MBS, Inc. Depositor
Sachs]      Mortgage Pass-Through Certificates, Series 2005-AR18

----------------------------------------------------------------------------------------------------------------------------------
                                                              Initial     Estimated   Principal   Estimated    Principal
                   Approximate     Ratings        Credit      Pass-       Avg. Life    Payment    Avg. Life     Payment    Pricing
Certificates Group Certificate  (Moody's/S&P)  Enhancement    Through       (yrs)      Window       (yrs)        Window     Speed
                   Balance($)(1)               Percentage(2)  Rate (3)     (Call)(4)  (Call)(4) (Maturity)(5) Maturity)(5)
------------ ----- ------------- ------------ --------------- ------------ ---------- --------- ------------- ------------ --------
1A1(6)        1     619,586,000    Aaa/AAA        44.92%       1ML+[ ]       4.00     10/05-11/15    4.35     10/05-08/35    20 CPR
1A2(6)        1     258,161,000    Aaa/AAA        21.97%       1ML+[ ]       4.00     10/05-11/15    4.35     10/05-08/35    20 CPR
1A3A          1      74,897,000    Aaa/AAA        8.20%        1ML+[ ]       4.00     10/05-11/15    4.35     10/05-08/35    20 CPR
1A3B(7)       1      80,000,000    Aaa/AAA        8.20%        1ML+[ ]       4.00     10/05-11/15    4.35     10/05-08/35    20 CPR
2A1A(6)       2     402,333,000    Aaa/AAA        44.92%       1ML+[ ]       3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
2A1B(6)       2     300,000,000    Aaa/AAA        44.92%       1ML+[ ]       3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
2A2A(6)       2      50,000,000    Aaa/AAA        21.97%       1ML+[ ]       3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
2A2B(6)       2      67,639,000    Aaa/AAA        21.97%       MTA + [ ]     3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
2A2C(6)       2     175,000,000    Aaa/AAA        21.97%       1ML+[ ]       3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
2A3A          2      85,583,000    Aaa/AAA        8.20%        1ML+[ ]       3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
2A3B(7)       2      90,000,000    Aaa/AAA        8.20%        1ML+[ ]       3.98     10/05-11/15    4.32     10/05-08/35    20 CPR
B1           1&2     15,500,000    Aa1/AA+        7.554%       1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B2           1&2     49,300,000    Aa2/AA         5.50%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B3           1&2     32,400,000     A1/A+         4.15%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B4           1&2     13,200,000     A2/A          3.60%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B5           1&2     13,200,000     A3/A-         3.05%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B6           1&2     10,800,000   Baa1/BBB+       2.60%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B7           1&2      7,200,000   Baa2/BBB        2.30%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
B8           1&2      7,200,000   Baa3/BBB-       2.00%        1ML+[ ]       6.93     10/05-11/15    7.69     10/05-08/35    20 CPR
1X(8)         1   1,032,644,000    Aaa/AAA         N/A           [ ]          N/A         N/A        N/A          N/A          N/A
2X(8)         2   1,170,555,000    Aaa/AAA         N/A           [ ]          N/A         N/A        N/A          N/A          N/A
BX(9)        1&2    196,800,900    Aa2/AAA         N/A           [ ]          N/A         N/A        N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------- ---------

     (1) The Certificate Balances are based on projected scheduled balances of the Mortgage Loans as of September 1, 2005, and subject to a +/- 10% variance. The Class 1X, Class 2X, and Class BX Certificate Balances are notional balances.

     (2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

     (3) The Pass-Through Rates for the Class 1A1, Class 1A2, Class 1A3A and Class 1A3B Certificates will be floating rates equal to the least of
          (i) the Weighted Average Adjusted Net Mortgage Rate of the Group 1 mortgage loans for that Distribution Date adjusted for the related interest accrual period (the "Group 1 Net WAC Cap"), (ii) One-Month LIBOR plus the applicable margin (which margins after the first possible optional call date, double), and (iii) 10.50%. The Pass-Through Rates for the Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2C, Class 2A3A, and Class 2A3B Certificates will be floating rates equal to the least of (i) the Weighted Average Adjusted Net Mortgage Rate of the Group 2 mortgage loans for that Distribution Date adjusted for the related interest accrual period (the "Group 2 Net WAC Cap"), (ii) One-Month LIBOR plus the applicable margin (which margins after the first possible optional call date double), and
          (iii) 10.50%. The Pass-Through Rates for the Class 2A2B Certificates will be a floating rate equal to the lesser of (i) the Group 2 Net WAC Cap and (ii) MTA plus the applicable margin (which margin after the first possible optional call date doubles).The Pass-Through Rate for the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7 and Class B8 Certificates will be floating rates equal to the lesser of (i) the weighted average of the Weighted Average Adjusted Net Mortgage Rate of the Group 1 and Group 2 mortgage loans, weighted on the basis of the subordinated portion of the Group 1 and Group 2 mortgage loans respectively, as adjusted for the related interest accrual period and (ii) One-Month LIBOR plus the applicable margin (which margins after the first possible optional call date increase by a factor of one and a half).

     (4) Average Life and Payment Windows are calculated based upon the relevant pricing speed to the clean up call.

     (5) Average Life and Payment Windows are calculated based upon the relevant pricing speed to maturity.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------


     (6) The Class 1A1, 1A2, Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B and Class 2A2C Certificates will each be a "Super Senior Class" and will be entitled to additional credit support. The Class 1A1 and Class 1A2 Certificates will receive additional credit support from the Class 1A3A and Class 1A3B Certificates (each a "Super Senior Support Class"). The Class 1A1 Certificates will also receive additional credit support from the Class 1A2 Certificates (a "Super Senior Support Class") after the class certificate balance of the Class 1A3A and Class 1A3B Certificates is reduced to zero. The Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B, and Class 2A2C Certificates will receive additional credit support from the Class 2A3A and Class 2A3B Certificates (each a "Super Senior Support Class") and the Class 2A1A and the Class 2A1B Certificates will also receive additional credit support from the Class 2A2A, Class 2A2B, and Class 2A2C Certificates (each a "Super Senior Support Class") after the class certificate balance of the Class 2A3A and Class 2A3B Certificates is reduced to zero. Principal losses on the related underlying loans will not be allocated to the applicable Super Senior Class, but instead will be allocated to the applicable super senior support class.

     (7) The Class 1A3B and 2A3B Certificates each will have the benefit of a certificate guaranty insurance policy pursuant to which Ambac Assurance Corporation will unconditionally and irrevocably guarantee certain payments on such class of certificates on each Distribution Date subject to certain terms and conditions set forth in the related policy.

     (8) The Class 1X Certificates will consist of one interest only component and one principal only component each related to the Group 1 Mortgage Loans. The Class 1X IO Component will have a notional balance equal to the Group 1 Senior Floating Rate Certificates plus the Class 1X PO Component and the Class 2X IO Component will have a notional balance equal to the Group 2 Senior Floating Rate Certificates plus the Class 2X PO Component. The pass-through rate for the Class 1X IO Component for the interest accrual period related to each distribution date will be a per annum rate equal to the excess, if any, of (x) the Group 1 Net WAC Cap over (y) the product of (a) the weighted average of the pass-through rates of the Group 1 Senior Floating Rate Certificates (as adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) for that interest accrual period and (b) the principal balance of the Group 1 Senior Floating Rate Certificates, divided by the sum of the principal balance of the Group 1 Senior Floating Rate Certificates and the Class 1X PO Component. The Class 2X Certificates will consist of one interest only component and one principal only component each related to the Group 2 Mortgage Loans. The pass-through rate for the Class 2X IO Component for the interest accrual period related to each distribution date will be a per annum rate equal to the excess, if any, of (x) the Group 2 Net WAC Cap over (y) the product of (a) the weighted average of the pass-through rates of the Group 2 Senior Floating Rate Certificates (as adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) for that interest accrual period and (b) the principal balance of the Group 2 Senior Floating Rate Certificates, divided by the sum of the principal balance of the Group 2 Senior Floating Rate Certificates and the Class 2X PO Component. All amounts in respect of interest payable to the Class 1X and Class 2X Certificates on any Distribution Date will be first deposited in the Carryover Shortfall Reserve Fund to pay any carryover shortfall amount to the related Senior LIBOR Certificates on the related Distribution Date, and then any remaining amounts will be distributed to the Class 1X or Class 2X Certificates.

     (9) The Class BX Certificates will consist of one interest only component and one principal only component related to the Group 1 and Group 2 Mortgage Loans. The Class BX IO Component will have a notional balance equal to the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10 and Class B11 Certificates (the "Subordinate LIBOR Certificates") plus the Class BX PO Component. The pass-through rate for the Class BX IO Component for the interest accrual period related to each Distribution Date will be a per annum rate equal to the excess, if any, of (x) the Subordinate Weighted Average Rate over (y) the product of (a) the weighted average of the pass-through rates of the Subordinated LIBOR Certificates adjusted for the related interest accrual period and (b) the principal balance of the Subordinate Certificates, divided by the sum of the principal balance of the Subordinate Certificates and the Class BX PO Component. The Subordinate Weighted Average Rate will be the weighted average of the Net WAC Caps of the mortgage loans weighted on the basis of the related Group Subordinate Amount. The Group Subordinate Amount as to any distribution date and loan group (i) will be equal to the excess of the aggregate scheduled principal balance of the mortgage loans in that loan group for the preceding Distribution Date over the aggregate class principal balance of the related Senior Certificates after giving effect to distributions on that preceding Distribution Date. All amounts in respect of interest payable to the Class BX Certificates on any Distribution Date will be first deposited in the Carryover Shortfall Reserve Fund to pay any carryover shortfall amount to the Subordinate LIBOR Certificates on the related Distribution Date, and then any remaining amounts will be distributed to the Class BX Certificates.










This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------


Collateral Description(1)

------------------------------------------------------ ------------------- ---------------------- -------------------
                                                            Group 1         Group 2 Conforming
Group                                                      Conforming        and Non-Conforming          Total
                                                             Loans                Loans
------------------------------------------------------ ------------------- ---------------------- -------------------
Aggregate Principal Balance                                  $787,639,020           $892,800,239      $1,680,439,259
------------------------------------------------------ ------------------- ---------------------- -------------------
Average Loan Balance                                             $232,205               $502,137            $325,037
------------------------------------------------------ ------------------- ---------------------- -------------------
Number of Loans                                                     3,392                  1,778               5,170
------------------------------------------------------ ------------------- ---------------------- -------------------
Weighted Average Months to Roll                                         1                      1                   1
------------------------------------------------------ ------------------- ---------------------- -------------------
Weighted Average Term to Maturity                                     359                    359                 359
------------------------------------------------------ ------------------- ---------------------- -------------------
Gross WAC                                                          5.896%                 5.714%              5.799%
------------------------------------------------------ ------------------- ---------------------- -------------------
Weighted Average Expense Rate before Reset                         0.377%                 0.377%              0.377%
------------------------------------------------------ ------------------- ---------------------- -------------------
Net WAC                                                            5.519%                 5.337%              5.422%
------------------------------------------------------ ------------------- ---------------------- -------------------
Minimum Coupon                                                     1.000%                 2.000%              1.000%
------------------------------------------------------ ------------------- ---------------------- -------------------
Maximum Coupon                                                     6.915%                 6.890%              6.915%
------------------------------------------------------ ------------------- ---------------------- -------------------
Weighted Average Maximum Interest Rate                             9.950%                 9.951%              9.951%
------------------------------------------------------ ------------------- ---------------------- -------------------
Gross Margin                                                       3.032%                 2.852%              2.936%
------------------------------------------------------ ------------------- ---------------------- -------------------
Net Margin                                                         2.655%                 2.475%              2.559%
------------------------------------------------------ ------------------- ---------------------- -------------------
MTA Indexed Percent                                                  100%                   100%                100%
------------------------------------------------------ ------------------- ---------------------- -------------------
Prepayment Penalty Percent                                            86%                    77%                 82%
------------------------------------------------------ ------------------- ---------------------- -------------------
Weighted Average FICO                                                 708                    709                 708
------------------------------------------------------ ------------------- ---------------------- -------------------
Cash Out Refinance Percent                                            62%                    57%                 59%
------------------------------------------------------ ------------------- ---------------------- -------------------
California Percent                                                    37%                    70%                 55%
------------------------------------------------------ ------------------- ---------------------- -------------------
Primary Residence Percent                                             92%                    96%                 94%
------------------------------------------------------ ------------------- ---------------------- -------------------
Single Family and PUD Percent                                         80%                    89%                 85%
------------------------------------------------------ ------------------- ---------------------- -------------------
Single Largest Zip Code Percent                                    0.465%                 0.549%              0.479%
------------------------------------------------------ ------------------- ---------------------- -------------------
Largest Individual Loan Balance                                  $526,500             $2,204,733          $2,204,733
------------------------------------------------------ ------------------- ---------------------- -------------------
Weighted Average Current Loan-to-Value Ratio                          72%                    73%                 73%
------------------------------------------------------ ------------------- ---------------------- -------------------
Latest Maturity Date                                             9/1/2035               9/1/2035            9/1/2035
------------------------------------------------------ ------------------- ---------------------- -------------------





---------
(1) Using August 1, 2005 scheduled mortgage loan balances. The aggregate principal balances shown represent approximately 70% of the anticipated final scheduled balances.









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------


Time Table

Cut-Off Date:                 September 1, 2005
Settlement Date:              September 7, 2005
Distribution Date:            25th of each month or the next business day
First Distribution Date:      October 25, 2005

Features of the Transaction

   o Offering consists of certificates totaling approximately $2,351,999,000 of which $2,203,199,000 will be rated Aaa/AAA by Moody's and S&P.

   o The expected amount of credit support for the Class 1A1, Class 2A1A and Class 2A1B Super Senior Certificates will be approximately 44.92% (+/- 0.50%), for the Class 1A2, Class 2A2A, Class 2A2B and Class 2A2C Super Senior Certificates will be approximately 21.97% (+/- 0.50%), and for the Class 1A3A, Class 1A3B, Class 2A3A and Class 2A3B Super Senior Support Certificates will be approximately 8.20% (+/- 0.50%).

   o All collateral consists of 1-Year MTA negatively amortizing adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by IndyMac Bank, F.S.B.

   o On the Closing Date, the Trustee will enter into two "Yield Maintenance Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of (i) the Class 1A1, Class 1A2, Class 1A3A and Class 1A3B Certificates and (ii) the Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2C, Class 2A3A and Class 2A3B Certificates. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield Maintenance Agreements will terminate after the Distribution Date in January 2016. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1A1, Class 1A2, Class 1A3A and Class 1A3B Certificates or the Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2C, Class 2A3A and Class 2A3B Certificates as applicable, provided that payments will be allocated pro rata based on class principal balance, as applicable.

Structure of the Certificates

Credit Enhancement

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to net principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7 and Class B8 Certificates (the "Senior Subordinate Certificates") and the Class B9, Class B10, and Class B11 Certificates (the "Junior Subordinate Certificates", and together with the Senior Subordinate Certificates and the Class BX, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, Class 1A2, Class 1A3A, Class 1A3B, the Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B, Class 2A2C, Class 2A3A and Class 2A3B Certificates (collectively with the Class 1X and the Class 2X, the "Senior Certificates"). The Class 1A1, Class 1A2, Class 1A3A and Class 1A3B Certificates are the "Group 1 Senior Floating Rate Certificates." The Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B, Class 2A2C, Class 2A3A and Class 2A3B Certificates are the "Group 2 Senior Floating Rate Certificates." The Group 1 Senior Floating Rate Certificates and the Group 2 Senior Floating Rate Certificates are collectively the "Senior LIBOR Certificates." Together with the Subordinate LIBOR Certificates, the Senior LIBOR Certificates are the "LIBOR Certificates." Furthermore, the Class 1A1, Class 1A2, Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B and Class 2A2C Certificates will each be a Super Senior Class, and will be entitled to additional credit support as described in the "Allocation of Realized Losses" Section. Principal losses on the related underlying loans otherwise allocable to a Super Senior Class instead will be first allocated to the related Super Senior Support classes. The senior certificates will receive distributions of interest and principal before the subordinate certificates receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, and the delinquencies and losses on the mortgage loans do not exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all Net Prepayments on the mortgage loans until the 10th anniversary of the closing date (i.e., the distribution date in September 2015). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of Net Prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------



    ---------------------------------------- ---------------------------

               Distribution Date                     Percentage
    ---------------------------------------- ---------------------------
         October 2005 - September 2015                   0%
         October 2015 - September 2016                  30%
         October 2016 - September 2017                  40%
         October 2017 - September 2018                  60%
         October 2018 - September 2019                  80%
            October 2019 and after                      100%
    ---------------------------------------- ---------------------------

If before the Distribution Date in October 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of Net Prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in October 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the Net Prepayments, subject to certain loss and delinquency criteria.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Certificate Balances of the Subordinate Certificates in reverse order of seniority, in each case until the Class Certificate Balance of each such class has been reduced to zero. If the Class Certificate Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Certificate Balances, in each case until the Class Certificate Balance of such class of certificates has been reduced to zero.

Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 1A1 and Class 1A2 Certificates will be allocated to the Class 1A3A and Class 1A3B Certificates, pro rata, to reduce the Class Certificate Balances of such classes until the Class Certificate Balances of such classes have been reduced to zero, and thereafter losses otherwise allocable to the Class 1A1 will be allocated to the Class 1A2 Certificates until such class has been reduced to zero. Realized losses on the Mortgage Loans otherwise allocable to the Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B and Class 2A2C Certificates will be allocated to the Class 2A3A and Class 2A3B Certificates, pro rata, to reduce the Class Certificate Balances of such classes until the Class Certificate Balances of such classes have been reduced to zero, and thereafter losses otherwise allocable to the Class 2A1A and Class 2A1B will be allocated to the Class 2A2A, Class 2A2B and Class 2A2C Certificates, pro rata, until such classes have been reduced to zero.s

Priority of Distributions

     1. Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group, provided, however, that any distribution of interest to which the Class 1X and Class 2X Certificates are otherwise entitled (after allocation of Net Deferred Interest, as defined below) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.

     2. Payment of principal to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal. In the case of group 1, principal will be paid to the Class 1A1, Class 1A2, Class 1A3A and Class 1A3B Certificates pro-rata until their principal balances are reduced to zero. In the case of group 2, principal will be paid to the Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B, Class 2A2C, Class 2A3A and Class 2A3B Certificates pro-rata, until their principal balances are reduced to zero.

     3. Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class B1, Class B2, Class B3, etc., provided however, that any distribution of interest to which the Class BX Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.

From amounts on deposit in the Carryover Shortfall Reserve Fund:

     1. Interest to the Class 1A1, Class 1A2, Class 1A3A, Class 1A3B, Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B, Class 2A2C, Class 2A3A and Class 2A3B Certificates from amounts received from the Class 1X or Class 2X Certificates (as applicable), pro-rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.

     2. Interest to the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10 and Class B11 Certificates from amounts received from the Class BX Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.

     3. To the Class 1X, Class 2X, and Class BX Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------



In addition, in limited circumstances principal and interest collections received on a loan group may be used to make principal and interest distributions to senior certificates relating to other loan groups to compensate for under collateralization due to disproportionate realized losses in a loan group.

Negative Amortization
Since the mortgage loans are subject to negative amortization, the Class 1A1, Class 1A2, Class 1A3A, Class 1A3B, Class 2A1A, Class 2A1B, Class 2A2A, Class 2A2B, Class 2A2C, Class 2A3A, Class 2A3B Certificates, the Subordinate Certificates, and the IO/PO Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each loan group will be offset by principal prepayments on such related loan group. Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to the related Certificates based on the excess of (i) interest that accrued on such Certificates at its respective pass-through rate, over (ii) interest that accrued on such Certificates at its related Adjusted Rate Cap (the Net Rate Cap adjusted for negative amortization), except in the case of the IO/PO Certificate. Net Deferred Interest not allocated as described above will be allocated to the IO/PO Certificates. Principal prepayments in excess of the negative amortization are "Net Prepayments".









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------



Key Terms

Issuer:                  IndyMac INDX Mortgage Loan Trust 2005-AR18

Seller:                  IndyMac Bank, F.S.B.

Depositor:               IndyMac MBS, Inc.

Master Servicer:         IndyMac Bank, F.S.B.

Trustee:                 Deutsche Bank National Trust Company

Rating Agencies:         Moody's Investors Service and Standard & Poor's.

Type of Issuance:        Public for all the Offered Certificates.

Servicer Advancing:      The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:   On each distribution date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments, by reducing its servicing compensation, as more fully described in the prospectus supplement. The reduction in the Master Servicer's servicing compensation for any Distribution Date will be limited to an amount equal to the product of:

                                    o  0.125% multiplied by
                                    o  one-twelfth multiplied by
                                    o  the Pool Balance as of the first day of the prior month.

Interest Accrual:        The interest accrual period with respect to Senior Certificates and Subordinate
                         Certificates other than the Class 2A2B, Class 1X, Class 2X, and Class BX Certificates
                         will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day preceding that Distribution Date (on an Actual/360 basis). The interest accrual period for the Class 2A2B, Class 1X, Class
                         2X, and Class BX Certificates will be the calendar month preceding the month of the
                         Distribution Date (on a 30/360 basis).



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------


Collateral Description:  As of September 1, 2005, the aggregate principal balance of the mortgage loans described herein is expected to be approximately $2.4 billion. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA") index. After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                         For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast, without regard to the limitation in clause (i) above, in order to amortize fully the then unpaid mortgage loan principal balance over the remaining term to maturity, and (iii)
                         if the unpaid mortgage loan principal balance exceeds 110% or 115% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the
                         minimum monthly payment will be recast, without regard to the limitation in clause
                         (i), in order to amortize fully the then unpaid principal balance over the remaining term to maturity.

                         Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the
                         Mortgage Loan.

Group 1 Mortgage Loans:  The Group 1 Mortgage Loans consist of 100% first lien, Conventional Conforming
                         Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 94% of the loans have a negative amortization limit of 110% of the original loan principal balance, and 6% of the loans have a negative amortization limit of 115% of the original principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.950% on a weighted average basis.

Group 2 Mortgage Loans:  The Group 2 Mortgage Loans consist of 100% first lien, Conforming and non-Conforming
                         Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 92% of the loans have a negative amortization limit of 110% of the original loan principal balance, and 8% of the loans have a negative amortization limit of 115% of the original principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.951% on a weighted average basis.

Expense Rate:            The "Expense Rate" is comprised of primary servicing fees and a trustee fee. The weighted average Expense Rate before the reset date will be equal to approximately
                         0.377%.

Expected                 Subordination: 44.92% (+/- 0.50%) for the Class 1A1, Class 2A1A and Class 2A1B
                         Certificates, 21.97% (+/- 0.50%) for the Class 1A2, Class 2A2A, Class 2A2B and Class
                         2A2C Certificates, 8.20% (+/- 0.50%) for the Class 1A3A, Class 1A3B, Class 2A3A and
                         Class 2A3B Certificates.








This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


       Preliminary Structural and Collateral Term Sheet         August 23, 2005
-------------------------------------------------------------------------------


Other Certificates:      The following Classes of "Other Certificates" will be issued in the indicated
                         approximate original certificate balances, which will provide credit support to the related Offered Certificates, but are not offered publicly:

                         -------------------------------- ------------------------------ --------------------------
                                                             Approximate Certificate
                                    Certificate                      Balance             Initial Pass-Through Rate
                         -------------------------------- ------------------------------ --------------------------
                                        B9                         $16,800,000                   1 ML+ [ ]
                                        B10                        $18,000,000                   1 ML+ [ ]
                                        B11                        $13,200,900                   1 ML+ [ ]
                         -------------------------------- ------------------------------ --------------------------


Clean Up Call:           Less than 10% of the Cut-off Date principal balance of the Mortgage Loans.

Tax Treatment:           It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title
                         I of ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

SMMEA Eligibility:       The Senior Certificates, the Class B1, the Class B2 and the Class BX Certificates are
                         expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:    $25,000 for the Senior Certificates.

Delivery:                Senior Certificates and Senior Subordinate Certificates - DTC.








This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


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